LAS VEGAS MOTOR SPEEDWAY, INC.
TABLE OF CONTENTS

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Independent Auditors' Report                                       7
Audited Financial Statements for the Nine Months
Ended September 30, 1998:
  Balance Sheet                                                    8
  Statement of Income and Stockholders' Equity                     9
  Statement of Cash Flows                                         10
  Notes to Financial Statements                                11-14




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                          INDEPENDENT AUDITORS' REPORT


We have audited the balance sheet of Las Vegas Motor Speedway, Inc. (the Company) as of September 30, 1998, and the related statements of income and stockholders' equity and of cash flows for the nine months then ended. These financial statements are the responsibility of management of Speedway Motorsports, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at September 30, 1998, and the results of its operations and its cash flows for the nine months then ended in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Charlotte, North Carolina
February 12, 1999



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LAS VEGAS MOTOR SPEEDWAY, INC.
BALANCE SHEET
SEPTEMBER 30, 1998
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ASSETS
CURRENT ASSETS:
 Cash and cash equivalents (Notes 2 and 6).........            $ 14,523,000
 Accounts receivable (Note 2)......................                 673,000
 Due from affiliate (Note 6).......................                  96,000
 Inventories (Note 3)..............................                 223,000
 Prepaid expenses .................................                  21,000
                                                               ------------
   Total current assets ...........................              15,536,000
PROPERTY AND EQUIPMENT, NET (Notes 4, 5 and 6).....             163,499,000
                                                               ------------
   TOTAL ASSETS....................................            $179,035,000
                                                               ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
 Notes payable (Note 5)............................            $    401,000
 Accounts payable .................................                 212,000
 Deferred event income, net (Note 2)...............               7,929,000
 Accrued expenses and other liabilities ...........                 460,000
 Payable to affiliates (Note 6)....................               1,886,000
                                                               ------------
    Total current liabilities .....................              10,888,000
                                                               ------------
CONTINGENCIES and COMMITMENTS (Notes 4 and 7)
STOCKHOLDERS' EQUITY...............................             168,147,000
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.....            $179,035,000
                                                               ============

                         See notes to financial statements.


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LAS VEGAS MOTOR SPEEDWAY, INC.
STATEMENT OF INCOME AND STOCKHOLDERS' EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 1998
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REVENUES (Note 2):
 Admissions ......................................             $10,483,000
 Event related revenue ...........................              17,766,000
 Other operating revenue .........................                  14,000
                                                              ------------
      Total revenues .............................              28,263,000
                                                              ------------
OPERATING EXPENSES:
 Direct expense of events ........................              10,949,000
 General and administrative (Note 6)..............               5,493,000
 Depreciation ....................................               3,039,000
                                                              ------------
      Total operating expenses ...................              19,481,000
                                                              ------------
OPERATING INCOME .................................               8,782,000
Interest income ..................................                 360,000
Interest expense (Note 5) ........................                 (21,000)
Other income, net ................................                   6,000
                                                              ------------
NET INCOME (Note 2) ..............................               9,127,000

STOCKHOLDERS' EQUITY, JANUARY 1, 1998 ............             135,020,000
Capital Contributions ............................              24,000,000
                                                              ------------
STOCKHOLDERS' EQUITY, SEPTEMBER 30, 1998 .........            $168,147,000
                                                              ============



                         See notes to financial statements.


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LAS VEGAS MOTOR SPEEDWAY, INC.
STATEMENT OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 1998
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CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income .......................................       $ 9,127,000
 Adjustments to reconcile net income to net cash
  provided by operating activities:
   Depreciation ....................................        3,039,000
   Changes in operating assets and liabilities:
     Accounts receivable............................        5,017,000
     Inventories ...................................          (49,000)
     Prepaid expenses ..............................          (19,000)
     Accounts payable ..............................         (181,000)
     Deferred event income..........................       (5,144,000)
     Accrued expenses and other liabilities ........          295,000
                                                          -----------
   Net cash provided by operating activities. ......       12,085,000
                                                          -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Principal payments on notes payable................         (335,000)
 Capital contributions .............................       24,000,000
                                                          -----------
   Net cash provided by financing activities........       23,665,000
                                                          -----------

CASH FLOWS FROM INVESTING ACTIVITIES - Capital
 expenditures (Note 6)..............................     (25,834,000)
                                                          -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS...........       9,916,000
CASH AND CASH EQUIVALENTS AT JANUARY 1, 1998 .......       4,607,000
                                                         -----------
CASH AND CASH EQUIVALENTS AT SEPTEMBER 30, 1998 ....     $14,523,000
                                                         ===========




                         See notes to financial statements.


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                         LAS VEGAS MOTOR SPEEDWAY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998

1. DESCRIPTION OF BUSINESS AND CHANGE IN OWNERSHIP

Las Vegas Motor Speedway, Inc. ("the Company") owns and operates a business known as Las Vegas Motor Speedway ("LVMS") which consists of a 1.5 mile, lighted, superspeedway, several other on-site race tracks and a 1.4 million square foot on-site industrial park, located on approximately 1,300 acres in Las Vegas, Nevada. The other race tracks include a 1/4 mile dragstrip, 1/8 mile dragstrip, 2.5 mile road course, 1/2 mile clay oval, 3/8 mile paved oval and several other race courses, including motocross and other off-road race courses. At September 30, 1998, LVMS had permanent seating capacity of approximately 107,000, including 102 luxury suites. LVMS currently hosts several annual NASCAR-sanctioned racing events, including a Winston Cup Series, Busch Grand National Series, Craftsman Truck Series, two Winston West Series, and two Winston Southwest Series racing events. Additional major events held annually include Indy Racing League ("IRL"), American Motorcycle Association, and drag racing events, among others. The racetrack is also rented throughout the year for non-racing activities such as driving schools and automobile testing.

Construction of LVMS was substantially completed in 1997 and its first major NASCAR Winston Cup race was held in March 1998 (see Note 4). As of September 30, 1998, construction of the 1.4 million square foot industrial park was nearing completion and is expected to commence operations in early 1999.

On December 1, 1998, Speedway Motorsports, Inc. ("SMI"), a publicly-held company, acquired certain tangible and intangible operating assets, including the real and personal property and operations of LVMS, the industrial park, and certain adjacent unimproved land, and assumed deferred revenue, for approximately $215.0 million. SMI will operate the facilities as Las Vegas Motor Speedway.

2. SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION -- Admissions revenue consists of ticket sales. Event related revenues consist of amounts received from sponsorships, broadcasting rights, concessions, luxury suite rentals, commissions and souvenir sales. Other operating revenue consists of miscellaneous real property rental income.

The Company recognizes admissions and other event related revenues when the events are held. Advance revenues and certain related direct expenses pertaining to a specific event are deferred until such time as the event is held. Deferred expenses typically include race purses, sanctioning fees and concessionaire advances for upcoming scheduled events. Deferred race event income as of September 30, 1998 relates primarily to sponsorship fees, advance ticket sales and luxury suite rentals for upcoming scheduled events. If circumstances prevent a race from being held at any time during the racing season, all advance revenue must be refunded and all direct event expenses deferred would be recognized immediately except for race purses which would be refundable from NASCAR, IRL or other sanctioning bodies.

CASH AND CASH EQUIVALENTS -- The Company classifies as cash equivalents all highly liquid investments with original maturities at date of purchase of three

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months or less. Cash equivalents principally consist of money market funds.

ACCOUNTS RECEIVABLE -- Accounts receivable are shown net of allowance for doubtful accounts of $78,000 as of September 30, 1998.

INVENTORIES -- Inventories consist of souvenirs, accessories and racing fuel which are stated at the lower of cost, determined on a first-in, first-out basis, or market.

PROPERTY AND EQUIPMENT -- Property and equipment is recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from 5 to 40 years. Expenditures for repairs and maintenance are charged to expense when incurred. Construction in progress includes all direct costs on fixed assets under construction. Management periodically evaluates long-lived assets for possible impairment based on expected future undiscounted operating cash flows attributable to such assets.

ADVERTISING EXPENSES -- Advertising costs are expensed as incurred. Advertising expenses amounted to $552,000 for the nine months ended September 30, 1998.

INCOME TAXES -- The Company had elected to be treated as an S Corporation for federal income tax purposes. Also, the Company has not been subject to state income tax. Accordingly, no provision for federal or state income taxes has been reflected in the accompanying September 30, 1998 financial statements.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from those estimates.

3. INVENTORIES

Inventories as of September 30, 1998 consist of the following components:

Souvenirs and accessories................................            $ 199,000
Racing fuel .............................................               24,000
                                                                     ---------
Total ...................................................            $ 223,000
                                                                     =========

4. PROPERTY AND EQUIPMENT

Property and equipment as of September 30, 1998 is summarized as follows:

Land and land improvements ..............................         $ 32,569,000
Racetracks, grandstands, buildings and luxury suites ....           86,933,000
Machinery and equipment .................................           14,522,000
Furniture and fixtures ..................................            1,125,000
Autos, trucks and trailers ..............................              347,000
Construction in progress - Industrial Park and other.....           37,095,000
                                                                  ------------
Total (Note 6) ..........................................          172,591,000
Less accumulated depreciation ...........................           (9,092,000)
                                                                  ------------
 Net ....................................................         $163,499,000
                                                                  ============


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CONSTRUCTION IN PROGRESS -- In late 1997, the Company began constructing a 1.4 million square foot industrial park on site at LVMS (see Note 6). As of September 30, 1998, construction was nearing completion and commencement of operations was expected in early 1999. As of September 30, 1998, remaining construction costs of the Industrial Park and other projects, which consist principally of an on-site dragstrip and facility amenities, approximate $5,000,000. The industrial park is expected to be leased under triple net operating leases primarily to businesses and individuals involved in racing and related industries.

5. NOTES PAYABLE

Notes payable as of September 30, 1998 consist of the following:

Note payable to individual, interest at 7.5%, final
scheduled payment due January 1999. Land costing
approximately $10,000,000 pledged as collateral. ..........          $377,000

Note payable to individual, non-interest bearing, remaining
balance scheduled due December 1998........................            24,000
                                                                     --------
                                                                     $401,000
                                                                     ========

6. RELATED PARTY TRANSACTIONS

DUE FROM STOCKHOLDER AND AFFILIATE -- At September 30, 1998, due from affiliate represents amounts due from a Company stockholder and an affiliate which is commonly owned and controlled by the stockholder. The amount was non-interest bearing and payable upon demand.

PAYABLE TO AFFILIATES -- At September 30, 1998, payable to affiliates represents amounts payable to two affiliates which are commonly owned and controlled by a Company stockholder. The amounts payable principally pertain to construction costs paid on behalf of the Company. The amounts were non-interest bearing and payable upon demand.

These amounts due from, and payable to, affiliates were settled by payment prior to the December 1, 1998 acquisition (see Note 1).

CONSTRUCTION OF LVMS AND INDUSTRIAL PARK (NOTE 4) -- The LVMS and Industrial Park ("LVMS complex") was constructed principally by a construction company commonly owned and controlled by a Company stockholder. Substantially all real and personal property development, acquisition, construction, and improvement costs of the LVMS complex were billed by and paid to the affiliated construction company. These construction and other related costs were principally funded with capital contributions by the Company's stockholders from 1995 through 1998.

DIVIDENDS AND OTHER PAYMENTS SUBSEQUENT TO SEPTEMBER 30, 1998 -- In October 1998, cash dividends aggregating $10,000,000 were declared and paid to the Company's stockholders. The dividends are not reflected in the accompanying September 30, 1998 financial statements.

In November 30, 1998, the Company paid approximately $1,031,000 to an affiliate and a Company stockholder. These payments are not reflected in the accompanying September 30, 1998 financial statements.


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7. CONTINGENCIES

The Company is party to certain disputes and legal actions in the normal course of business. In management's opinion, the resolution of these matters should not have a material adverse impact on the Company's financial condition or results of operations.



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